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                                                                       EXHIBIT 4
                     CANADA MORTGAGE AND HOUSING CORPORATION


                             UNDERWRITING AGREEMENT



                                                               November 18, 2003


To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto

Dear Sirs:

         Canada Mortgage and Housing Corporation ("CMHC") proposes to sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), the principal amount of its securities identified in Schedule I hereto (the "SECURITIES"), to be issued pursuant to a Fiscal Agency Agreement (the "FISCAL AGENCY AGREEMENT") to be dated as provided in Schedule I hereto between CMHC and the banking institution named therein, as Fiscal Agent (the "FISCAL AGENT"). The Securities to be sold in the United States, as certified by the Underwriters in a report relating to distribution of primary allotment substantially in the form of Schedule III hereto, are referred to herein as the "REGISTERED SECURITIES" and all other Securities are referred to herein as the "OFFSHORE SECURITIES". The Securities are direct unconditional obligations of CMHC and as such carry the full faith and credit of Canada and constitute direct unconditional obligations of and by Canada and the payment of the principal of and interest on the Securities is a charge on and payable out of the Consolidated Revenue Fund of Canada. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "UNDERWRITERS" and "REPRESENTATIVES", as used herein shall each be deemed to refer to such firm or firms.

           1. REPRESENTATIONS AND WARRANTIES. CMHC represents and warrants to, and agrees with, each Underwriter that:



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                  (a) CMHC has filed with the Securities and Exchange Commission
         (the "COMMISSION") one or more registration statements, which have become effective, for the registration of the Registered Securities under the Securities Act of 1933, as amended (the "ACT"). Such registration statements, as amended at the date of this Agreement, meet the requirements set forth in Release No. 33-6424 under the Act and comply in all other material respects with said Release. The form of prospectus included in the registration statement indicated in Schedule I is the most recent form of prospectus relating to the Securities and the plan of distribution thereof filed by CMHC with the Commission.
         CMHC proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement to such form of prospectus and has previously advised you of all further information (financial and other) with respect to CMHC and Canada to be set forth therein. Such registration statements, including the exhibits thereto, as amended at the date of this Agreement, hereinafter are called the "REGISTRATION STATEMENT"; such prospectus is hereinafter called the "BASIC PROSPECTUS"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "FINAL PROSPECTUS". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "PRELIMINARY FINAL PROSPECTUS". As used herein, the terms "REGISTRATION STATEMENT", "BASIC PROSPECTUS", "FINAL PROSPECTUS" and "PRELIMINARY FINAL PROSPECTUS" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT" and "AMENDMENT" or "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Final Prospectus that are filed subsequent to the date of the Basic Prospectus by CMHC with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), (i) the Registration Statement, as amended as of any such time, will fully comply in all material respects with the provisions of the Act and the Rules under the Act and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (ii) the Final Prospectus, as amended or supplemented as




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         of any such time, will fully comply with the provisions of the Act and the Rules under the Act and will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that CMHC makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to CMHC by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof.

                  (c) No authorizations, approvals, waivers or consents of any agency or official of Canada or the Province of Ontario thereof are required to permit the execution and delivery of the Fiscal Agency Agreement and this Agreement by CMHC, the issuance of the Securities and the performance by CMHC of the respective obligations thereunder and hereunder, except for the approval of the Minister of Finance as required by the Financial Administration Act, which has been obtained.

                  (d) None of CMHC, its affiliates or any person acting on its or their behalf has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("REGULATION S")) with respect to the Offshore Securities.

         2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, CMHC agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from CMHC, at the issue price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto. CMHC agrees to pay to the Underwriters the amount set forth in Schedule I hereto as selling, management and underwriting commissions, (the "UNDERWRITING COMMISSIONS") and further agrees that the aggregate amount of the Underwriting Commissions may be set-off against the aggregate issue price of the Securities.

         3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and CMHC or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). The Securities will be issued in the form of a registered global security (the "GLOBAL SECURITY"), which shall be registered in the name of Cede & Co., as




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the nominee of The Depository Trust Company ("DTC"). Delivery of the Securities
shall be made to the Representatives or to their order for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the issue price thereof to CMHC in immediately available (same day) funds by transfer to a U.S. dollar account specified by CMHC. The Underwriters through the Representatives shall be entitled to set-off against the payment of the issue price the Underwriting Commissions and reimbursement for expenses referred to in Section 5(g) hereof. The Global Security shall be substantially in the form annexed to the Fiscal Agency Agreement.

         The Global Security shall be made available for inspection and checking by the Representatives in New York City not later than 3:00 P.M., local time, on the business day prior to the Closing Date.

         4. LISTING. CMHC agrees with the Underwriters to cooperate in the filing of an application to list the Securities on the Luxembourg Stock Exchange (the "STOCK EXCHANGE") prior to the Closing Date. CMHC further agrees to furnish to the Stock Exchange all documents, instruments, information and undertakings and to publish all advertisements or other material that may be necessary in order to effect the listing of the Securities and to cause such listing to be continued for so long as any of the Securities remain outstanding; provided, however, that if in the opinion of CMHC, the continuation of such listing shall become unduly onerous, then CMHC shall use its best efforts to obtain, as promptly as possible, the listing of the Securities on some other securities exchange reasonably acceptable to the Representatives.

         5. AGREEMENTS. CMHC agrees with the several Underwriters, and the several Underwriters agree with CMHC, as the case may be, that:

                  (a) Prior to the termination of the offering of the Securities, CMHC will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless CMHC has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, CMHC will cause the Final Prospectus to be delivered to the Commission for filing pursuant to Rule 424(b) via the Commission's Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR") and will cause the Final Prospectus to be filed with the Commission pursuant to said Rule. CMHC will promptly advise the Representatives (i) when the Final Prospectus shall have been delivered to the Commission for filing pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for



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         any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information,
         (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by CMHC of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. CMHC will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the rules thereunder, CMHC promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                  (c) CMHC will make generally available to the holders of the Securities a statement of its income and retained earnings for its fiscal year commencing after the date hereof as soon as practicable after the close of such fiscal year and a statement of revenues and expenditures of Canada for Canada's fiscal year commencing after the date hereof as soon as practicable after the close of such fiscal year, which in each case shall satisfy the provisions of Section 11(a) of the Act.

                  (d) CMHC will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                  (e) CMHC will arrange for the qualification of the Securities for offer and sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as




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         required for the distribution of the Securities; provided that CMHC shall not be obligated to qualify as a foreign corporation in, or consent to general service of process under the laws of, any state or to meet other requirements deemed by it to be unduly burdensome.

                  (f) CMHC will pay (i) all expenses in connection with (A) the preparation, issue, execution and delivery of the Securities (including the fees of the Fiscal Agent), (B) the fee incurred in filing the Registration Statement (including all amendments thereto) with the Commission, (C) all costs, expenses, or commissions payable on or in connection with the granting of listing for the Securities on the Stock Exchange, (D) any fee payable to rating services in connection with the rating of the Securities, and (E) the costs and fees (including fees of counsel for the Underwriters and their disbursements) incurred in connection with any registration or qualification mentioned in paragraph (e) above not exceeding U.S. $5,000, (ii) all costs incurred in connection with the printing of the Registration Statement, the Basic Prospectus, the Final Prospectus and each preliminary prospectus (including all amendments thereof or supplements thereto) and the cost of delivering the same to locations designated by the Underwriters and satisfactory to CMHC in its reasonable judgement, (iii) the cost of in such quantities as the Underwriters may reasonably request and the cost of delivering the same to locations designated by the Underwriters and satisfactory to CMHC in its reasonable judgement, (iv) all stamp duties or other like taxes and duties or value added taxes payable under the laws of the United Kingdom upon and in connection with the execution, issue and subscription of the Securities or the execution and delivery of this Agreement and the Fiscal Agency Agreement. Except as provided in Section 5(g), 8 and 9 hereof, CMHC shall not be required to pay or bear any fees or expenses of the Underwriters.

                  (g) If the sale of the Securities is consummated hereunder, CMHC agrees to pay to the Representatives on behalf of the Underwriters on the Closing Date an amount of up to U.S.$60,000 to be applied in reimbursement of the reasonable out-of-pocket expenses and costs of the Underwriters (including any value added or equivalent tax on such expenses and costs) directly attributable to the offering and sale of the Securities, as specified below. The Representatives may apply said amount for (i) the reimbursement of fees and disbursements of their legal counsel and syndication expenses attributable to the Securities and (ii) for costs and expenses relating to the marketing of the Securities (in Canada and abroad) including travel, document production and presentation costs. The Representatives shall be entitled to set-off the said sum of U.S.$60,000 from the payment of the issue price as provided in Section 3 hereof. The Representatives shall supply CMHC with itemized accounts,




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         together with supporting information in a form satisfactory to CMHC, for such expenses and shall repay to CMHC, in Canadian dollars and within 90 days of the Closing Date, any shortfall between the expenses so itemized and U.S.$60,000.

                  (h) Until the business day following the Closing Date, CMHC will not, without the consent of the Representatives, offer or sell, or announce the offering of, any U.S. dollar denominated debt securities with a maturity of five years or greater, provided, however, that nothing in this paragraph (h) shall be construed to prevent CMHC from guaranteeing payment in respect of any securities issued on the basis of housing loans or mortgage-backed securities or borrowing from the Government of Canada.

                  (i) Each of the Underwriters severally agrees with CMHC to deliver (i) an initial allotment distribution report, (ii) secondary market activity reports showing sales volumes by major market (Asia, Canada, Europe and the United States) up to and including the Closing Date and (iii) secondary market activity reports showing sales volumes by such major markets within thirty days after the end of each calendar quarter for the first two years after the date of this Agreement. The reports specified in (i) and (ii) above will be due within one week of the Closing Date. The initial allotment distribution report and the secondary market activity reports will be in the forms set forth in
         Schedule III hereof.

                  (j) CMHC has not issued and will not issue, without prior consent of the stabilizing agent in the United Kingdom, any press or other public announcement referring to the proposed issue of Securities unless the announcement adequately discloses that stabilizing action may take place in relation to the Securities to be issued. CMHC confirms that it has been informed of the existence of the informational guidance published by the Financial Services Authority in relation to the stabilization.

         6. SELLING RESTRICTIONS. Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Securities, severally represents to and agrees with CMHC that:

                  (a) It and each such affiliate has complied and will comply with all applicable provisions of the Financial Services and Market Act 2000, as amended (the "FSMA"), with respect to anything done by it or them in relation to the Securities in, from or otherwise involving the United Kingdom.



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                  (b) The Securities have not been, and will not be, registered under the Securities and Exchange Law of Japan (the "SECURITIES AND EXCHANGE LAW") and it and each such affiliate has not offered or sold, and will not offer or sell, directly or indirectly, any of the Securities in Japan or to, or for the benefit of, any person resident in Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan) or to others for reoffering or resale, directly or indirectly, in Japan or to any resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and in compliance with any other applicable laws and regulations of Japan.

                  (c) (i) It and each such affiliate has not offered or sold and will not offer or sell, directly or indirectly, in Hong Kong by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Chap. 32) of Hong Kong and (ii) it and each such affiliate has not issued and will not issue, directly or indirectly, any invitation or advertisement relating to the Securities in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Securities intended to be disposed of to persons outside Hong Kong or to be disposed of in Hong Kong only to persons whose business involves the acquisition, disposal or holding of securities, whether as principal or as agent.

                  (d) The Offshore Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or its possessions or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Act. Accordingly, neither it, nor any of its affiliates or any persons acting on its behalf have engaged or will engage in any directed selling efforts with respect to the Offshore Securities in violation of Regulation S, and all offers and sales of the Offshore Securities by it, any of its affiliates or any persons acting on its or their behalf have occurred or will occur in offshore transactions, as such term is defined in Regulation S.

                  (e) In addition to the provisions of Sections 6(a) to (d) above, it and each such affiliate has not offered, sold or delivered and it and they will not offer, sell or deliver, directly or indirectly, any of the Securities or distribute the Final Prospectus, the Preliminary Final Prospectus, the Basic




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         Prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will, to the best of its or their knowledge and belief, result in compliance with the applicable laws and regulations thereof and which will not impose any obligations on CMHC except as contained in this Agreement. In addition, the Representatives agree with CMHC to cause each selling group member to agree to comply with the restrictions on offers and sales of the Securities set forth in this Section 6.

                  (f) Without prejudice to the provisions of Sections 6(a) to
         (e) and except for the qualification of the Securities for offer and sale and the determination of their eligibility for investment under the applicable securities laws of such jurisdictions as the Representatives may designate pursuant to Section 5(e), CMHC shall not have any responsibility for, and each Underwriter severally agrees with CMHC that each such Underwriter and its respective affiliates will obtain, any consent, approval or authorization required by them for the offer, sale or delivery by them of any of the Securities under the laws and regulations in force in any jurisdiction to which they are subject or in or from which they make such offer, sale or delivery of any of the Securities.

         7. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of CMHC contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date and as of the Closing Date, to the accuracy of the statements of CMHC made in any certificates pursuant to the provisions hereof, to the performance by CMHC of its obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of CMHC, shall be threatened by the Commission; and you shall have received a certificate from an officer of CMHC to such effect;

                  (b) You shall have received on the Closing Date a written opinion, dated the Closing Date, of Douglas V. Tyler, General Counsel of CMHC (based on the advice of Ontario counsel), addressed to the Underwriters to the effect that insofar as the laws of the Province of Ontario and the federal laws of Canada are concerned:



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                           (i) CMHC exists as a corporation created by the
                  Parliament of Canada pursuant to the Canada Mortgage and Housing Corporation Act and is for all relevant purposes an agent of Canada with power and authority to create, issue and sell the Securities; pursuant to the provisions of the Financial Administration Act, CMHC is named as a Crown corporation.

                           (ii) The creation, execution and sale of the
                  Securities have been duly authorized by all necessary corporate action of CMHC and the Securities have been duly signed by the duly appointed officers of CMHC, and upon being duly authenticated pursuant to the Fiscal Agency Agreement and upon delivery thereof and payment therefor in accordance with the provisions of this Agreement, the Securities will constitute legal, valid and binding direct and unconditional general obligations of CMHC and as such of Canada enforceable in accordance with their terms.

                           (iii) The Securities have been duly executed by CMHC,
                  and when authenticated, delivered and paid for in accordance with the provisions of this Agreement, will constitute securities issued on behalf of Canada with the authority of Parliament and as such the payment of the principal thereof and interest thereon will be a charge on and will be payable out of the Consolidated Revenue Fund of Canada.

                           (iv) No authorizations, approvals, waivers or
                  consents of any agency or official of Canada or of the Province of Ontario thereof are required to permit the execution and delivery of the Fiscal Agency Agreement and this Agreement by CMHC, the issuance of the Securities and the performance by CMHC of the respective obligations thereunder and hereunder, except for the approval of the Minister of Finance as required by the Financial Administration Act which has been obtained.

                           (v) The Fiscal Agency Agreement has been duly
                  authorized, executed and delivered by CMHC and is a legal, valid and binding agreement of CMHC, enforceable in accordance with its terms.

                           (vi) This Agreement has been duly authorized,
                  executed and delivered by CMHC and is a legal, valid and binding agreement of CMHC, except as rights to indemnity hereunder may be limited under applicable law, and any amounts which may become due in accordance with the terms hereof to any




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                  Underwriter or any person who controls any Underwriter will constitute obligations of CMHC and of Canada.

                           (vii) Neither the execution and delivery of the
                  Fiscal Agency Agreement, the Securities or this Agreement, nor the consummation of the transactions therein or herein contemplated nor compliance with the terms and provisions thereof or hereof will violate, conflict with or result in a breach of any indenture, agreement or other instrument to which CMHC is a party or contravene any existing law, governmental rule, regulation or order of Canada or of the Province of Ontario binding on CMHC.

                           (viii) The statements in the Final Prospectus under
                  the captions "Description of Bonds", "Description of the Debt Securities" and "Underwriting", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents.

                           (ix) The statements in the Final Prospectus under the
                  heading "Tax Matters - Canadian Federal Income Tax Consequences, Investors Resident in Canada, Investors Not Resident in Canada" and "Tax Matters - Canadian Taxation" are accurate in all material respects, subject to the qualifications therein stated.

                           (x) Although such counsel is not, except as stated
                  above, passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus, as amended or supplemented, based upon participation by such counsel or counsel reporting to him in conferences at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement, or any amendment thereof, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, or the Final Prospectus, as amended or supplemented, on its issue date or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.



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


                  (c) You shall have received on the Closing Date a written opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, United States counsel for CMHC, addressed to the Underwriters, to the effect, insofar as the laws of the State of New York or the federal laws of the United States of America are concerned, (A) set forth above in paragraphs (b) (viii) and (x), (B) that the Registration Statement and the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (except as to financial statements and financial data included therein as to which such counsel need express no opinion) complied as to form in all material respects with the Act and the Rules thereunder, and (C) that the statements in the Final Prospectus under the heading "Tax Matters - Certain U.S. Federal Tax Considerations" and "Tax Matters - United States Taxation" are accurate in all respects, subject to the qualifications therein. In addition, such counsel shall state that in its opinion, assuming the accuracy of the representations and warranties and satisfaction of the agreements contained herein, no registration of the Offshore Securities under the Act is required for the offer, sale or issuance of the Offshore Securities in the manner contemplated by the Final Prospectus and this Agreement, except that such counsel need express no opinion as to when and under what circumstances the Offshore Securities may be reoffered or resold in the United States or to U.S. persons. In giving their opinion Milbank, Tweed, Hadley & McCloy LLP may rely on the opinion of Douglas V. Tyler, General Counsel of CMHC, as to matters of Canadian and Ontario law.

                  (d) The Representatives shall have received from Davis Polk & Wardwell, United States counsel for the Underwriters, and Stikeman Elliott LLP, Canadian counsel for the Underwriters, favorable opinions dated the Closing Date, as to the form and validity of the Securities and as to the proceedings and other related matters incident to the issuance and sale of the Securities, and the Representatives shall have received from Davis Polk & Wardwell a favorable opinion dated the Closing Date with respect to the Registration Statement and the Final Prospectus. In giving their opinion, Davis Polk & Wardwell may rely upon the opinion of Stikeman Elliott LLP as to matters of Canadian and Ontario law and Stikeman Elliott LLP may rely upon the opinion of Douglas V. Tyler, General Counsel of CMHC, as to certain matters relating to the due authorization of the Securities.

                  (e) The representations and warranties of CMHC herein shall be true and correct on the date hereof and on the Closing Date; CMHC shall not have failed, on or prior to the Closing Date, to have performed all agreements and satisfied all conditions herein contained which should


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

         have been performed or satisfied by it at or prior to such time; there shall be no material adverse change in the condition (financial or otherwise) or results of operations or business or prospects of CMHC from that set forth in the Registration Statement and the Final Prospectus, other than changes arising in the ordinary course of business, that in the reasonable judgment of CMHC or the Representatives would prevent or materially impair the marketing, or enforcement of contracts for sale, of the Securities; there shall be no material adverse change in the financial, economic or political condition of Canada from that set forth in the Registration Statement and the Final Prospectus, other than changes arising in the ordinary and normal course, that in the reasonable judgment of CMHC or the Representatives would prevent or materially impair the marketing, or enforcement of contracts for sale, of the Securities; and the Representatives shall have received, at the time of closing, a certificate to the foregoing effect dated the Closing Date and signed by an executive officer of CMHC.

                  (f) On or prior to the Closing Date, CMHC shall have furnished to the Representatives such further certificates and documents as they or their counsel shall reasonably request.

                  (g) On or prior to the Closing Date, the Securities shall have been approved for listing on the Stock Exchange.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to CMHC in writing or by telephone or telegraph confirmed in writing.

         8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of CMHC to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, CMHC will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

           9. INDEMNIFICATION AND CONTRIBUTION. (a) CMHC agrees to indemnify and hold harmless each Underwriter and each person who controls any

Underwriter within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934 or other United States Federal or state or foreign law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, any agreed upon marketing brochure or the invitation or allotment telexes, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees, subject to the provisions of paragraph (d) below, to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them (as such expenses are incurred) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) CMHC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to CMHC by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which CMHC may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless CMHC, each of its directors, each of its officers who signs the Registration Statement, and each person who controls CMHC within the meaning of the Act to the same extent as the foregoing indemnity from CMHC to each Underwriter, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to CMHC by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. CMHC acknowledges for the purposes of this Section 9(b) that the statements set forth under the heading "Underwriting" (except for the statements in the paragraphs relating to the securities laws of the United Kingdom, Japan and Hong Kong, the sentence relating to stamp taxes and other charges, the paragraph relating to certain expenses of CMHC and the paragraph relating to indemnification of certain liabilities and reimbursement of certain expenses by CMHC) in the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Final Prospectus, and you, as the Representatives, confirm that such statements are correct.

                  (c) Each of CMHC and the Underwriters agrees that each Underwriter shall have and hold the covenants of CMHC contained in this
         Section 9 in respect of such Underwriter's controlling persons' (as defined above) interest for the benefit of their controlling persons. Each Underwriter agrees to accept the trusts in this paragraph (c) declared and provided for and agrees to enforce those covenants on behalf of such persons.

                  (d) Promptly after receipt by an indemnified party under this
         Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if it be a final judgment for the plaintiff the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph
         (a) or (b) of this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from CMHC or the Underwriters, as the case may be, on grounds of policy or otherwise, CMHC and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which CMHC and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the Underwriting Commissions bears to the issue price of the Securities set forth on Schedule I hereto and CMHC is responsible for the balance; provided, however, that
         (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the Underwriting Commissions applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such

         Underwriter, and each person who controls CMHC within the meaning of the Act, each officer of CMHC who shall have signed the Registration Statement and each director of CMHC shall have the same rights to contribution as CMHC, subject in each case to clause (y) of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (e).

         10. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obliged severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule II hereto, and arrangements satisfactory to the remaining Underwriters and CMHC for the purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability to any non-defaulting Underwriter or CMHC. In the event of a default by any Underwriter as set forth in this Section 10, which shall not cause this Agreement to be terminated, either CMHC or the Representatives shall have the right to postpone the Closing Date for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to CMHC and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          11. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of CMHC or the Representatives, by notice given to CMHC or the Representatives, as the case may be, prior to delivery and payment for the Securities, if prior to that time, there shall have occurred such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which, in the reasonable judgment of the Representatives or CMHC, as the case may be, is material and adverse and such changes, singly or together with any other such change, makes it, in the reasonable judgment of the Representatives or CMHC, as the case may be, impracticable to market the Securities on the terms and in the manner contemplated in the Final Prospectus. Notwithstanding any such termination, the provisions of Sections 8, 9, 12 and 16 hereof shall remain in effect.

         12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of CMHC or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or CMHC or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities.

         13. STABILIZATION AND OVER-ALLOTMENT. Any over-allotment or stabilization transaction by the Underwriters in connection with the distribution of the Securities shall be effected by them on their own behalf and not as agents of CMHC, and any gain or loss arising therefrom shall be for their own account. The Underwriters acknowledge that CMHC has not been authorized to issue Securities in excess of the principal amount set forth in Schedule I hereto. The Underwriters also acknowledge that CMHC has not authorized the carrying out by the Underwriters of stabilization transactions other than in conformity with applicable rules, including those made pursuant to the FSMA and Regulation M promulgated by the Commission (if applicable).

         14. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives or the Underwriters, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to CMHC, will be mailed, delivered or telegraphed and confirmed to it at 700 Montreal Road, Ottawa, Ontario, Canada, K1A 0P7 attention of the Treasurer.

         15. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

         16. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         17. ADVERTISEMENTS. All advertisements of the Securities shall be published in a form or forms and manner to which CMHC consents in writing prior to the date of publication. CMHC may withhold its consent in its discretion regarding the use of any symbol in any such advertisement and the publication in which such advertisement is to appear.

         18. TIME OF THE ESSENCE. Time shall be of the essence in this Agreement.

         19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            CANADA MORTGAGE AND HOUSING
                                            CORPORATION


                                            By  /s/ Trevor Gloyn
                                                --------------------------------
                                                Name: Trevor Gloyn
                                                Title: Treasurer


                                            By  /s/ Karen Bailey
                                                --------------------------------
                                                Name: Karen Bailey
                                                Title: Manager, Funding


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

DEUTSCHE BANK SECURITIES INC.
THE TORONTO-DOMINION BANK

By: THE TORONTO-DOMINION BANK



By  /s/ Joe Azzam
    ------------------------------
    Name: Joe Azzam
    Title: Managing Director,
           Fixed Income Origination
           & Syndication


Acting on behalf of
themselves and the other several
Underwriters named in Schedule II
to the foregoing Agreement.

                                                                      SCHEDULE I

Representatives: Deutsche Bank Securities Inc.
                 The Toronto-Dominion Bank

Title, Issue Price and Description of Securities:

         Title:                     3.375% United States Dollar Bonds due
                                    December 1, 2008

         Principal amount:          U.S.$500,000,000

         Issue price:               99.734% of the principal amount (plus
                                    accrued interest, if any, from November 25,
                                    2003)

         Underwriting Commissions:  0.10% of the principal amount

         Sinking fund provisions:   N/A

         Redemption provisions:     None, unless certain events occur involving
                                    Canadian taxation

         Interest Payment Dates:    June 1 and December 1 of each year,
                                    commencing June 1, 2004 (May 15 and
                                    November 15 record dates)

Fiscal Agency Agreement:            Fiscal Agency Agreement dated as of November
                                    25, 2003 between CMHC and Royal Bank of
                                    Canada, London Branch

Closing Date, Time and Location:    November 25, 2003 at 9 a.m., Ottawa time, at
                                    the offices of CMHC, 700 Montreal Road,
                                    Ottawa, Ontario, K1A 0P7.

Notices to Representatives or Underwriters:
      c/o The Toronto-Dominion Bank
         Triton Court
         14/18 Finsbury Square
         London EC2A 1DB
         England

Method of Payment:         Immediately available U.S. dollar funds

Registration Statement containing most recent form of Prospectus:
         Registration Statement No. 333-107880

                                                                     SCHEDULE II

                                                                                                      Principal Amount of
          Underwriter                                        Address                               Securities to be Purchased
          -----------                                        -------                               --------------------------
Deutsche Bank Securities Inc.                       31 West 52nd Street, 4th Floor                        $200,000,000
                                                    New York, New York 10019

The Toronto-Dominion Bank                           Triton Court                                           200,000,000
                                                    14/18 Finsbury Square
                                                    London EC2A 1DB

Canadian Imperial Bank of Commerce, London          Cottons Centre                                          15,000,000
         Branch                                     Cottons Lane
                                                    London SE1 2QL
                                                    England

Merrill Lynch, Pierce, Fenner                       4 World Financial Center                                15,000,000
         & Smith Incorporated                       New York, New York 10080

RBC Dominion Securities Corporation                 One Liberty Plaza, 2nd Floor                            15,000,000
                                                    New York, New York 10004

Scotia Capital (USA) Inc.                           One Liberty Plaza, 25th Floor                           15,000,000
                                                    New York, New York 10004

The Bank of Montreal                                11 Walbrook, 2nd Floor                                  10,000,000
                                                    London EC4N 8ED

National Bank Financial Inc.                        1155 Metcalfe Street                                    10,000,000
                                                    Montreal, Quebec H3B459
                                                    Canada

BNP Paribas Securities Corp                         787 Seventh Avenue                                       5,000,000
                                                    New York, New York 10019

Casgrain & Company (USA) Limited                    500 Rene Levesque Blvd. West                             5,000,000
                                                    Suite 1625
                                                    Montreal, Quebec H2Z1W7

Credit Suisse First Boston LLC                      Eleven Madison Avenue                                    5,000,000
                                                    New York, New York 10010

HSBC Securities (USA) Inc.                          425 Fifth Avenue, Tower 10                               5,000,000
                                                    New York, NY 10018


                                                                                                      Principal Amount of
          Underwriter                                        Address                               Securities to be Purchased
          -----------                                        -------                               --------------------------
                                                    Total....................................             U.S.$500,000,000


SCHEDULE III
CANADA MORTGAGE AND HOUSING CORPORATION

U.S. $500,000,000 3.375% BONDS DUE DECEMBER 1, 2008
INITIAL ALLOTMENT DISTRIBUTION REPORT

                                                                  NORTH AMERICA
                            ASIA AND AUSTRALIA                    LATIN AMERICA                EUROPE, MIDDLE EAST
                         (INCLUDES JAPAN DOMESTIC)          (INCLUDES CANADA DOMESTIC)            AND AFRICA
                         -----------------------------    ------------------------------   -----------------------------
                         NO. OF             ORDER SIZE    NO. OF              ORDER SIZE   NO. OF             ORDER SIZE
TYPE OF INVESTOR         SALES    $ AMOUNT     RANGE      SALES     $ AMOUNT    RANGE       SALES   $ AMOUNT     RANGE
----------------         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Bank Portfolios
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Central Banks
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Government Funds

-      Central/State

-      Local
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Individuals
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Insurance Companies

-      Life

-      Casualty
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Investment Managers

-      Bank/Trust

-      Others
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Pension Funds

-      Government

-      Corporate
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Broker/Dealers
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Corporate
                         ======   ========  ==========    ======    ========  ==========   ======   ========  ==========



                                 TOTAL SALES
                        -------------------------------
                        NO. OF               ORDER SIZE
TYPE OF INVESTOR         SALES    $ AMOUNT     RANGE
----------------        ------    --------   ----------
Bank Portfolios
                        ------    --------   ----------
Central Banks
                        ------    --------   ----------
Government Funds

-      Central/State

-      Local
                        ------    --------   ----------
Individuals
                        ------    --------   ----------
Insurance Companies

-      Life

-      Casualty
                        ------    --------   ----------
Investment Managers

-      Bank/Trust

-      Others
                        ------    --------   ----------
Pension Funds

-      Government

-      Corporate
                        ------    --------   ----------
Broker/Dealers
                        ------    --------   ----------
Corporate
                        ======    ========   ==========

CANADA MORTGAGE AND HOUSING CORPORATION

U.S. $500,000,000 3.375% BONDS DUE DECEMBER 1, 2008
INITIAL ALLOTMENT DISTRIBUTION REPORT (CONTINUED)

                               CANADA DOMESTIC                                                    JAPAN DOMESTIC
                       ---------------------------------                               ----------------------------------
                       NO. OF                 ORDER SIZE                               NO. OF                  ORDER SIZE
TYPE OF INVESTOR       SALES     $ AMOUNT       RANGE         TYPE OF INVESTOR         SALES      $ AMOUNT       RANGE
----------------       ------    --------     ----------      ----------------         ------     --------     ----------
Bank Portfolios                                               Bank Portfolios
                       ------    --------     ----------                               ------     --------     ----------
                                                              Central Bank
                                                                                       ------     --------     ----------
Government Funds                                              Government Funds

-  Provincial                                                 -  Central/Prefecture

-  Local                                                      -  Local
                       ------    --------     ----------                               ------     --------     ----------
Individuals                                                   Individuals
                       ------    --------     ----------                               ------     --------     ----------
Insurance Companies                                           Insurance Companies

-  Life                                                       -  Life

-  Casualty                                                   -  Casualty
                       ------    --------     ----------                               ------     --------     ----------
Investment Managers                                           Investment Managers

-  Bank/Trust                                                 -  Bank/Trust

-  Others                                                     -  Others
                       ------    --------     ----------                               ------     --------     ----------
Pension Funds                                                 Pension Funds

-  Government                                                 -  Government

-  Corporate                                                  -  Corporate
                       ------    --------     ----------                               ------     --------     ----------
Broker/Dealers                                                Broker/Dealers
                       ------    --------     ----------                               ------     --------     ----------
Corporate                                                     Corporate
                       ======    ========     ==========                               ======     ========     ==========

CANADA MORTGAGE AND HOUSING CORPORATION

U.S. $500,000,000 3.375% BONDS DUE DECEMBER 1, 2008
SECONDARY MARKET DISTRIBUTION REPORT FOR THE PERIOD FROM ___________________ TO
___________________

                                                                  NORTH AMERICA
                            ASIA AND AUSTRALIA                    LATIN AMERICA                EUROPE, MIDDLE EAST
                         (INCLUDES JAPAN DOMESTIC)          (INCLUDES CANADA DOMESTIC)            AND AFRICA
                         -----------------------------    ------------------------------   -----------------------------
                         NO. OF             ORDER SIZE    NO. OF              ORDER SIZE   NO. OF             ORDER SIZE
TYPE OF INVESTOR         SALES    $ AMOUNT     RANGE      SALES     $ AMOUNT    RANGE       SALES   $ AMOUNT     RANGE
----------------         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Bank Portfolios
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Central Banks
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Government Funds

-      Central/State

-      Local
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Individuals
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Insurance Companies

-      Life

-      Casualty
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Investment Managers

-      Bank/Trust

-      Others
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Pension Funds

-      Government

-      Corporate
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Broker/Dealers
                         ------   --------  ----------    ------    --------  ----------   ------   --------  ----------
Corporate
                         ======   ========  ==========    ======    ========  ==========   ======   ========  ==========



                                 TOTAL SALES
                        -------------------------------
                        NO. OF               ORDER SIZE
TYPE OF INVESTOR         SALES    $ AMOUNT     RANGE
----------------        ------    --------   ----------
Bank Portfolios
                        ------    --------   ----------
Central Banks
                        ------    --------   ----------
Government Funds

-      Central/State

-      Local
                        ------    --------   ----------
Individuals
                        ------    --------   ----------
Insurance Companies

-      Life

-      Casualty
                        ------    --------   ----------
Investment Managers

-      Bank/Trust

-      Others
                        ------    --------   ----------
Pension Funds

-      Government

-      Corporate
                        ------    --------   ----------
Broker/Dealers
                        ------    --------   ----------
Corporate
                        ======    ========   ==========

CANADA MORTGAGE AND HOUSING CORPORATION

U.S. $500,000,000 3.375% BONDS DUE DECEMBER 1, 2008

SECONDARY MARKET DISTRIBUTION REPORT FOR THE PERIOD FROM _______________ TO _______________(CONTINUED)

                               CANADA DOMESTIC                                                    JAPAN DOMESTIC
                       ---------------------------------                               ----------------------------------
                       NO. OF                 ORDER SIZE                               NO. OF                  ORDER SIZE
TYPE OF INVESTOR       SALES     $ AMOUNT       RANGE         TYPE OF INVESTOR         SALES      $ AMOUNT       RANGE
----------------       ------    --------     ----------      ----------------         ------     --------     ----------
Bank Portfolios                                               Bank Portfolios
                       ------    --------     ----------                               ------     --------     ----------
                                                              Central Bank
                       ------    --------     ----------                               ------     --------     ----------
Government Funds                                              Government Funds

-  Provincial                                                 -  Central/Prefecture

-  Local                                                      -  Local
                       ------    --------     ----------                               ------     --------     ----------
Individuals                                                   Individuals
                       ------    --------     ----------                               ------     --------     ----------
Insurance Companies                                           Insurance Companies

-  Life                                                       -  Life

-  Casualty                                                   -  Casualty
                       ------    --------     ----------                               ------     --------     ----------
Investment Managers                                           Investment Managers

-  Bank/Trust                                                 -  Bank/Trust

-  Others                                                     -  Others
                       ------    --------     ----------                               ------     --------     ----------
Pension Funds                                                 Pension Funds

-  Government                                                 -  Government

-  Corporate                                                  -  Corporate
                       ------    --------     ----------                               ------     --------     ----------
Broker/Dealers                                                Broker/Dealers
                       ------    --------     ----------                               ------     --------     ----------
Corporate                                                     Corporate
                       ======    ========     ==========                               ======     ========     ==========